UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 5, 2011
CAMBRIDGE PROJECTS INC.
(Exact name of registrant as specified in its charter)
Nevada	000-54485	45-0713638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10300 West Charleston 10-56, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		1-702-666-4298
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

Effective December 5, 2011, the Company entered into share subscription agreements with 32 shareholders for the sale of 11,401,000 common shares at $ 0.001 per share for total proceeds of $ 11,401.  The proceeds shall be received no later than December 31, 2011.  Each of the 32 shareholders will hold less than 5% of the outstanding shares.

The offer and sale of the shares were exempt from registration pursuant to Regulation S under the Securities Act as such sales were made in offshore transactions to non-U.S. persons.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBRIDGE PROJECTS INC.
/s/ Locksley Samuels

Locksley Samuels
President, CEO, CFO, and Director
Date:	December 15, 2011